NEUBERGER BERMAN INC.                                     [LOGO]
605 Third Avenue
New York, NY 10158-3698
Tel 212.476.9000


PRESS RELEASE


For further information
Contact:  Robert Matza
Chief Administrative Officer
(212) 476-9808

FOR IMMEDIATE RELEASE
Tuesday, January 25th, 2000

              NEUBERGER BERMAN REPORTS FOURTH QUARTER PRO FORMA NET
         INCOME FROM OPERATIONS OF $ 31.8 MILLION, OR $ 0.64 PER SHARE,
               BEFORE ONE-TIME IPO CHARGE OF $150.1 MILLION PRETAX

     1999 PRO FORMA NET INCOME FROM OPERATIONS $131.8 MILLION, BEFORE CHARGE
                TOTAL ASSETS UNDER MANAGEMENT REACH $54.4 BILLION

New York, N.Y., January 25, 2000... Neuberger Berman (NYSE:NEU) today reported pro forma net income from operations of $31.8 million, or $0.64 per share, for the fourth quarter ended December 31, 1999. This compares with pro forma net income from operations of $30.5 million, or $0.61 per share, in the prior year period. All pro forma results for 1999 and 1998 assume that the incorporation and other transactions related to the Company's initial public offering, completed on October 13, 1999, had occurred at the beginning of each fiscal year. Historical results pertain to the period prior to the initial public offering.

Historical results for the quarter reflected a loss of $65.9 million, after a one-time charge, which was previously disclosed in the Company's Form S-1, of $150.1 million pretax ($98.2 million after taxes) related to the IPO. This charge includes an initial contribution of common shares to the Company's Defined Contribution Plan, a cash contribution to the Neuberger Berman Foundation and other expenses. Historical net revenues, after interest expense, were $141.3 million for the quarter versus $141.6 million in the comparable 1998 period. Assets under management reached $54.4 billion at the end of


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

the quarter and year, down from $55.6 billion at December 31, 1998 but up from $51.5 billion at September 30, 1999. For the full year 1999, pro forma operating earnings were $131.8 million, or $2.64 per share, on net revenues after interest expense of $567.1 million. On a comparable basis, pro forma operating earnings for 1998 were $146.1 million, or $2.92 per share, on net revenues of $574.4 million. Historical net income, after the IPO charge for 1999, was $135.6 million, down from $285.0 million in 1998.

As previously announced, the Company has authorized a $50 million common stock repurchase program. In the quarter, 306,000 shares of stock were repurchased for approximately $ 8.1 million. Subsequent purchases may be made from time to time in the open market and in negotiated transactions, subject to market conditions.

Jeffrey B. Lane, President and Chief Executive Officer said, "We continue to be extremely pleased with the performance of the Private Asset Management segment of our business. New account activity is strong and assets under management reached record levels at the end of the quarter. Meanwhile, although all our equity mutual funds outperformed their respective benchmarks in the quarter, and most did for the year, we remain disappointed in the net cash outflows and revenue decline experienced in the Mutual Funds and Institutional business. The outflows have primarily resulted from the negative impact an exceptionally narrow stock market has had on portfolios with a value orientation. Our concerted efforts to diversify our product offerings and investment styles are beginning to bear fruit, as evidenced by the launch of a large cap growth fund in December, an increase in assets under management in our growth products from $ 1.7 billion at September 30, 1999 to $ 2.7 billion at December 31, 1999, and the strong performance in our mid cap growth, small cap growth and international funds. Other new products are on the drawing board that are intended to address investor demands.

"The past year has been a momentous time in our proud 60-year history. We continue to dedicate ourselves to preserving the best attributes of the past while better positioning our company for the future. Neuberger Berman employee/shareholders are firmly committed to achieving significant growth in the amount of assets we manage, demonstrating exceptional performance throughout our diversified product offerings, expanding our multi-channel distribution capabilities, and improving profitability in our three core businesses."


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

                           PRIVATE ASSET MANAGEMENT
                                   (PRO FORMA)

       4TH QUARTER NET REVENUES*: $ 65.7 MILLION VS. $ 60.7 MILLION, UP 8%
         1999 NET REVENUES*: $ 260.1 MILLION VS. $ 237.9 MILLION, UP 9%
       4TH QUARTER PRETAX INCOME: $ 32.6 MILLION VS. $ 30.4 MILLION, UP 7%
         1999 PRETAX INCOME: $ 129.3 MILLION VS. $ 121.4 MILLION, UP 7%

Assets under management in the Private Asset Management segment reached a record level of $21.1 billion at December 31, 1999, an increase of 10% in the fourth quarter and up almost 18% from $17.9 billion at year-end 1998. This segment, which provides asset management services to individuals, families and smaller institutions, as well as a range of estate and retirement planning and trust services through its trust companies, accounted for 58% of consolidated pretax operating income for the fourth quarter of 1999, up from 57% in the fourth quarter of 1998. On a year-to-date basis, this segment accounted for 56% of consolidated pretax operating income, up from 47% in 1998.

The Company's focus on generating asset growth in this segment continues according to plan, through expansion of the sales force, particularly in targeted cities across the country, and attracting investment teams with existing client relationships. Five professionals were added to the national sales force during the year. The national sales force generated in excess of $170 million in new assets in the fourth quarter alone. New offices in Philadelphia and Houston are on track to open in March and April, respectively, this year.

* After Interest Expense


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

                           MUTUAL FUNDS AND INSTITUTIONAL
                                   (PRO FORMA)

      4TH QUARTER NET REVENUES*: $52.7 MILLION VS. $ 59.9 MILLION, DOWN 12%
         1999 NET REVENUES*: $225.5 MILLION VS. $258.3 MILLION, DOWN 13%
       4TH QUARTER PRETAX INCOME: $ 17.5 MILLION VS. $ 16.7 MILLION, UP 5%
         1999 PRETAX INCOME: $84.5 MILLION VS. $113.6 MILLION, DOWN 26%


Assets under management in the Mutual Funds and Institutional segment were $33.3 billion at December 31, 1999, up $1.0 billion from the prior quarter but down 11.7% from $37.7 billion at year-end 1998. Net cash outflows in the period of $2.1 billion continued to be unsatisfactory, although this was more than offset by market appreciation.

Mutual fund performance in the quarter was quite strong across the spectrum, with all funds outperforming their benchmarks - several of them by a considerable margin. The market environment for our larger value style funds improved somewhat in the quarter. Performance of the newer small cap growth, mid cap growth and international funds was very strong. The Company launched a large cap growth fund in December to further broaden its product offerings and respond to investor demand.

In addition to striving for better fund performance across a broader investment spectrum, the Company is also aggressively pursuing the expansion of the number of institutions with which it can create a distribution relationship as well as broadening the penetration of existing relationships with various types of institutions.


*AFTER INTEREST EXPENSE

                           PROFESSIONAL SECURITIES SERVICES
                                            (PRO FORMA)

       4TH QUARTER NET REVENUES*: $ 23.0 MILLION VS. $ 21.7 MILLION, UP 6%
          1999 NET REVENUES*: $ 81.5 MILLION VS. $ 78.2 MILLION, UP 4%
      4TH QUARTER PRETAX INCOME: $ 6.0 MILLION VS. $ 6.7 MILLION, DOWN 10%
         1999 PRETAX INCOME: $ 18.7 MILLION VS. $ 22.7 MILLION, DOWN 18%

Net revenues in the Professional Securities Services segment increased in the quarter, primarily due to increases in market maker revenues and higher net interest income related to proceeds from the initial public offering. On an operating basis, expenses were higher due to increased staffing. For the year, higher market maker revenues and revenues from clearance fees were offset by a decrease in net interest income and higher expenses related to investments in information technology and a build-up in staffing for the growing trust and professional investor clearing services businesses.

*AFTER INTEREST EXPENSE

                                      # # #

Neuberger Berman is an independent investment advisory firm that has provided clients with a broad range of investment products, services and strategies for more than 60 years. The firm engages in private asset management, mutual fund management and professional securities services for individuals, institutions, corporations, pension funds, foundations and endowments. Its website, and this release, can be accessed at www.nb.com or www.nbfunds.com.
                            ----------    ----------------





Statements made in this release which look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include the ability of the Company to successfully implement its operating strategy and acquisition strategy, the Company's ability to manage rapid expansion, changes in economic cycles, competition from other companies, changes in governmental regulations applicable to the Company and other risk factors detailed in the Company's Securities and Exchange Commission filings, including the Company's Prospectus dated October 6, 1999.

 NEUBERGER BERMAN INC.
 PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
 FOR THE YEAR AND QUARTER ENDING DECEMBER 31, 1999 AND 1998    01/24/00  4:12 PM
 (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                             PRO FORMA                               PRO FORMA
                                                         THREE MONTHS ENDED                     TWELVE MONTHS ENDED
                                                              DECEMBER             % CHANGE           DECEMBER           % CHANGE
                                                         1999          1998       FAV (UNFAV)    1999         1998      FAV (UNFAV)
                                                       ----------------------------------------------------------------------------
REVENUES:
Investment advisory and administrative fees            $ 90,495      $ 87,800         3.1%     $370,383      $378,839      (2.2%)
Commissions                                              34,913        40,267       (13.3%)     142,082       145,969      (2.7%)
Interest                                                 45,682        44,879         1.8%      160,022       164,782      (2.9%)
Principal transactions in securities                      4,006         2,826        41.8%       10,003         6,324      58.2%
Clearance fees                                            2,922         2,626        11.3%       11,081         9,146      21.2%
Other income                                                522         1,361       (61.6%)       4,059         4,004       1.4%
                                                       ----------------------                  ----------------------
GROSS REVENUES                                          178,540       179,759        (0.7%)     697,630       709,064      (1.6%)
Interest expense                               (1)       37,094        37,497         1.1%      130,532       134,628       3.0%
                                                       ----------------------                  ----------------------
NET REVENUES AFTER INTEREST EXPENSE                     141,446       142,262        (0.6%)     567,098       574,436      (1.3%)
                                                       ----------------------                  ----------------------

OPERATING EXPENSES:
Employee compensation and benefits            (2)(4)     57,788        57,750        (0.1%)     229,560       212,883      (7.8%)
Information technology                                    5,340         4,305       (24.0%)      19,172        15,634     (22.6%)
Rent and occupancy                                        4,102         3,431       (19.6%)      15,313        12,182     (25.7%)
Brokerage, clearing and exchange fees                     2,353         2,698        12.8%       10,164        10,245       0.8%
Advertising and sales promotion                           2,381         6,136        61.2%        9,259        14,707      37.0%
Distributor and fund administration                       2,479         2,856        13.2%       10,386        12,433      16.5%
Professional fees                                         2,439         3,182        23.4%        9,276        11,550      19.7%
Depreciation and amortization                             2,701         3,732        27.6%       10,532         8,716     (20.8%)
Other expenses                                 (4)        5,755         4,376       (31.5%)      20,931        18,432     (13.6%)
                                                       ----------------------                  ----------------------
TOTAL OPERATING EXPENSES                                 85,338        88,466         3.5%      334,593       316,782      (5.6%)
                                                       ----------------------                  ----------------------
NET INCOME BEFORE TAXES                                  56,108        53,796         4.3%      232,505       257,654      (9.8%)
Provision for income taxes                     (3)       24,295        23,294        (4.3%)     100,675       111,564       9.8%
                                                       ----------------------                  ----------------------
NET INCOME                                               31,813        30,502         4.3%      131,830       146,090      (9.8%)
                                                       ======================                  ======================

Pro forma weighted shares outstanding                    49,928        50,022                    49,998        50,022
PRO FORMA BASIC EARNINGS PER SHARE                     $   0.64      $   0.61         4.5%     $   2.64      $   2.92      (9.7%)


Notes:

(1) Adjustment to reflect decrease in interest expense due to the repayment of short term borrowings and a portion of the subordinated note from net proceeds of the IPO and increase in interest expense due to refinancing the balance of the subordinated note.

(2)  Adjustment to reflect compensation expense paid in corporate form.

(3) Adjustment to reflect provision for income taxes in corporate form and reverse actual unincorporated business tax and state and local taxes.

(4) Does not include $150.1 million of pre-tax, IPO related non-recurring charges.

NEUBERGER BERMAN INC.
AND NEUBERGER BERMAN MANAGEMENT INC.
COMBINED STATEMENT OF INCOME (UNAUDITED)                   01/24/00      4:12 PM
FOR THE YEAR AND QUARTER ENDING DECEMBER 31, 1999 AND 1998
(IN THOUSANDS)

                                                      HISTORICAL                                 HISTORICAL
                                                  THREE MONTHS ENDED                        TWELVE MONTHS ENDED
                                                       DECEMBER               % CHANGE            DECEMBER              % CHANGE
                                                  1999          1998         FAV (UNFAV)     1999          1998        FAV (UNFAV)
                                               -----------------------------------------------------------------------------------
REVENUES:
Investment advisory and administrative fees    $  90,495     $  87,800           3.1%     $ 370,383     $ 378,839         (2.2%)
Commissions                                       34,913        40,267         (13.3%)      142,082       145,969         (2.7%)
Interest                                          45,682        44,879           1.8%       160,022       164,782         (2.9%)
Principal transactions in securities               4,006         2,826          41.8%        10,003         6,324         58.2%
Clearance fees                                     2,922         2,626          11.3%        11,081         9,146         21.2%
Other income                                         522         1,361         (61.6%)        4,059         4,004          1.4%
                                               -----------------------                    -----------------------
GROSS REVENUES                                   178,540       179,759          (0.7%)      697,630       709,064         (1.6%)
Interest expense                                  37,215        38,180           2.5%       133,769       137,329          2.6%
                                               -----------------------                    -----------------------
NET REVENUES AFTER INTEREST EXPENSE              141,325       141,579          (0.2%)      563,861       571,735         (1.4%)
                                               -----------------------                    -----------------------

OPERATING EXPENSES:
Employee compensation and benefits               196,788        44,674        (340.5%)      325,310       173,379        (87.6%)
Information technology                             5,340         4,305         (24.0%)       19,172        15,634        (22.6%)
Rent and occupancy                                 4,102         3,431         (19.6%)       15,313        12,182        (25.7%)
Brokerage, clearing and exchange fees              2,353         2,698          12.8%        10,164        10,245          0.8%
Advertising and sales promotion                    2,381         6,136          61.2%         9,259        14,707         37.0%
Distributor and fund administration                2,479         2,856          13.2%        10,386        12,433         16.5%
Professional fees                                  2,439         3,182          23.4%         9,276        11,550         19.7%
Depreciation and amortization                      2,701         3,732          27.6%        10,532         8,716        (20.8%)
Other expenses                                    15,901         4,376        (263.4%)       31,077        18,432        (68.6%)
                                               -----------------------                    -----------------------
TOTAL OPERATING EXPENSES                         234,484        75,390        (211.0%)      440,489       277,278        (58.9%)
                                               -----------------------                    -----------------------
NET INCOME (LOSS) BEFORE TAXES                   (93,159)       66,189        (240.7%)      123,372       294,457        (58.1%)
Taxes                                            (27,239)        2,442        1215.4%       (12,195)        9,506        228.3%
                                               -----------------------                    -----------------------
NET INCOME (LOSS)                              $ (65,920)    $  63,747        (203.4%)    $ 135,567     $ 284,951        (52.4%)
                                               =======================                    =======================


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

NEUBERGER BERMAN INC.
AND NEUBERGER BERMAN MANAGEMENT INC.
STATEMENT OF INCOME BY SEGMENT (UNAUDITED)                    1/24/2000   4:12PM
FOR THE YEAR AND QUARTER ENDING DECEMBER 31, 1999 AND 1998
(IN THOUSANDS, EXCEPT FOR ASSETS UNDER MANAGEMENT)

                                                         PRO FORMA                                PRO FORMA
                                                   AS OF OR FOR THE THREE                   AS OF OR FOR THE TWELVE
                                                       MONTHS ENDED                              MONTHS ENDED
                                                         DECEMBER             % CHANGE             DECEMBER             % CHANGE
                                                     1999         1998        FAV (UNFAV)      1999         1998       FAV (UNFAV)
                                                  --------------------------------------------------------------------------------
PRIVATE ASSET MANAGEMENT
------------------------

NET REVENUES AFTER INTEREST EXPENSE               $  65,718     $  60,718         8.2%      $ 260,114     $ 237,933         9.3%

NET INCOME BEFORE TAXES                           $  32,589     $  30,430         7.1%      $ 129,331     $ 121,357         6.6%


ASSETS UNDER MANAGEMENT (IN MILLIONS)             $  21,112     $  17,905        17.9%      $  21,112     $  17,905        17.9%

MARKET FLOWS (IN MILLIONS)
   Net assets additions (withdrawals)             $     (16)    $    (134)                  $     337     $      76
   Market appreciation                                1,997         2,549                       2,870         2,276
                                                  -----------------------                   -----------------------
   Total increase                                 $   1,981     $   2,415                   $   3,207     $   2,352
                                                  =======================                   =======================

MUTUAL FUNDS & INSTITUTIONAL
----------------------------

NET REVENUES AFTER INTEREST EXPENSE               $  52,714     $  59,855       (11.9%)     $ 225,516     $ 258,344       (12.7%)

NET INCOME BEFORE TAXES                           $  17,476        16,689         4.7%      $  84,515       113,586       (25.6%)


ASSETS UNDER MANAGEMENT (IN MILLIONS)             $  33,287     $  37,682       (11.7%)     $  33,287     $  37,682       (11.7%)

MARKET FLOWS (IN MILLIONS)
   Net assets withdrawals                         $  (2,128)    $  (1,309)                  $  (7,661)    $  (2,173)
   Market appreciation                                3,090         4,763                       3,266         1,897
                                                  -----------------------                   -----------------------
   Total increase (decrease)                      $     962     $   3,454                   $  (4,395)    $    (276)
                                                  =======================                   =======================

PROFESSIONAL SECURITIES SERVICES
--------------------------------

NET REVENUES AFTER INTEREST EXPENSE               $  23,014     $  21,689       6.1%        $  81,468     $  78,159         4.2%

NET INCOME BEFORE TAXES                           $   6,043     $   6,677      (9.5%)       $  18,659     $  22,711       (17.8%)


TOTAL
-----

NET REVENUES AFTER INTEREST EXPENSE               $ 141,446     $ 142,262      (0.6%)       $ 567,098     $ 574,436        (1.3%)

NET INCOME BEFORE TAXES                           $  56,108     $  53,796       4.3%        $ 232,505     $ 257,654        (9.8%)


ASSETS UNDER MANAGEMENT (IN MILLIONS)             $  54,399     $  55,587      (2.1%)       $  54,399     $  55,587        (2.1%)

MARKET FLOWS (IN MILLIONS)
   Net assets withdrawals                         $  (2,144)    $  (1,443)                  $  (7,324)    $  (2,097)
   Market appreciation                            $   5,087     $   7,312                   $   6,136     $   4,173
                                                  -----------------------                   -----------------------
   Total increase (decrease)                      $   2,943     $   5,869                   $  (1,188)    $   2,076
                                                  =======================                   =======================

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